UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2021

COMMUNITY BANKERS TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	001-32590 (Commission File Number)	20-2652949 (IRS Employer Identification No.)

9954 Mayland Drive, Suite 2100 Richmond, Virginia (Address of principal executive offices)	23233 (Zip Code)

Registrant’s telephone number, including area code: (804) 934-9999

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ESXB	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Community Bankers Trust Corporation (the “Company”) held its annual meeting of shareholders on May 21, 2021. At the annual meeting, the shareholders of the Company took the following actions:

•	The shareholders elected Ira C. Harris as a director for a two-year term and each of Hugh M. Fain, III, Rex L. Smith, III and Robin Traywick Williams as a director for a three-year term. The elections were approved by the following votes:

Director	Votes For	Votes Against	Broker Non-Votes
Hugh M. Fain, III	10,966,984	3,556,046	3,623,549
Ira C. Harris	14,418,648	104,382	3,623,549
Rex L. Smith, III	14,385,936	137,094	3,623,549
Robin Traywick Williams	14,311,071	211,959	3,623,549

•	The shareholders approved the following advisory resolution:

RESOLVED, that the shareholders approve the compensation of executive officers as disclosed in the proxy statement for the 2021 Annual Meeting of Community Bankers Trust Corporation pursuant to the rules of the Securities and Exchange Commission.

With respect to this action, there were 13,749,232 votes for, 366,780 votes against, 407,018 abstentions and 3,623,549 broker non-votes.

•	The shareholders approved a frequency of “one year” on the advisory vote on the frequency of the advisory votes to endorse the Company’s executive compensation program. With respect to this action, there were 13,664,600 votes for “one year”, 35,912 votes for “two years”, 421,822 votes for “three years”, 400,696 abstentions and 3,623,549 broker non-votes. The Company will include the advisory vote to endorse the Company’s executive compensation program at each annual meeting of shareholders until the next required vote on the frequency of such advisory votes.

•	The shareholders ratified the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the 2021 year. With respect to this action, there were 18,010,902 votes for, 117,403 votes against, and 18,274 abstentions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANKERS TRUST CORPORATION
(Registrant)

Date: May 27, 2021	By:	/s/ John M. Oakey, III
John M. Oakey, III
Executive Vice President, General Counsel and Secretary